Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
September 30, 2014

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Geographic Diversification

Consolidated Properties

As of September 30, 2014
State	# of Centers	GLA	% of GLA
South Carolina	5	1,593,898	14%
New York	2	1,478,808	13%
Pennsylvania	3	874,460	8%
Georgia	2	692,478	6%
Texas	2	619,621	5%
Delaware	1	564,593	5%
Alabama	1	557,014	5%
North Carolina	3	505,225	4%
New Jersey	1	489,706	4%
Tennessee	1	438,335	4%
Michigan	2	431,859	4%
Ohio	1	411,776	4%
Louisiana	1	318,666	3%
Missouri	1	302,922	3%
Utah	1	298,391	2%
Connecticut	1	289,898	2%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	198,840	2%
California	1	171,300	1%
Maine	2	76,356	1%
Total	37	11,556,602	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Charlotte, NC	1	398,314	50.00%
Texas City, TX	1	352,705	50.00%
National Harbor, MD	1	338,786	50.00%
Glendale, AZ	1	331,744	58.00%
Wisconsin Dells, WI	1	265,086	50.00%
Bromont, QC	1	161,449	50.00%
Cookstown, ON	1	155,302	50.00%
Saint-Sauveur, QC	1	115,697	50.00%
Total	8	2,119,083

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 9/30/14	% Occupied 9/30/14	% Occupied 6/30/14	% Occupied 3/31/14	% Occupied 12/31/13	% Occupied 9/30/13
Deer Park, NY	749,074	95%	94%	92%	95%	95%
Riverhead, NY	729,734	98%	99%	98%	100%	100%
Rehoboth Beach, DE	564,593	98%	100%	98%	100%	100%
Foley, AL	557,014	96%	98%	96%	97%	98%
Atlantic City, NJ	489,706	90%	93%	93%	96%	95%
San Marcos, TX	441,821	99%	100%	100%	100%	99%
Sevierville, TN	438,335	100%	100%	99%	99%	99%
Myrtle Beach Hwy 501, SC	425,247	98%	98%	98%	99%	100%
Jeffersonville, OH	411,776	97%	97%	95%	100%	100%
Myrtle Beach Hwy 17, SC	402,791	100%	100%	99%	100%	99%
Charleston, SC	382,117	99%	99%	98%	100%	100%
Pittsburgh, PA	372,958	100%	100%	96%	100%	100%
Commerce II, GA	371,408	99%	100%	94%	99%	99%
Locust Grove, GA	321,070	100%	99%	99%	100%	99%
Howell, MI	319,289	98%	98%	98%	99%	99%
Mebane, NC	318,910	99%	100%	99%	100%	100%
Gonzales, LA	318,666	100%	97%	98%	100%	100%
Branson, MO	302,922	100%	100%	99%	100%	100%
Park City, UT	298,391	100%	99%	97%	100%	99%
Westbrook, CT	289,898	95%	97%	99%	100%	99%
Williamsburg, IA	277,230	100%	100%	100%	100%	99%
Lincoln City, OR	270,212	98%	100%	99%	100%	99%
Lancaster, PA	254,002	100%	100%	99%	100%	100%
Tuscola, IL	250,439	87%	90%	90%	92%	95%
Hershey, PA	247,500	100%	100%	100%	100%	100%
Tilton, NH	245,698	98%	96%	98%	100%	100%
Hilton Head II, SC	206,544	100%	100%	97%	100%	100%
Fort Myers, FL	198,877	90%	90%	93%	94%	91%
Ocean City, MD	198,840	99%	99%	97%	100%	100%
Terrell, TX	177,800	100%	93%	97%	99%	99%
Hilton Head I, SC	177,199	99%	99%	98%	98%	99%
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,570	94%	94%	98%	100%	98%
Blowing Rock, NC	104,154	97%	100%	100%	100%	100%
Nags Head, NC	82,161	100%	100%	100%	100%	100%
Kittery I, ME	51,737	93%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	11,556,602	98%	98%	97%	99%	99%

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Unconsolidated joint venture properties
Location	Total GLA 9/30/14	% Occupied 9/30/14	% Occupied 6/30/14	% Occupied 3/31/14	% Occupied 12/31/13	% Occupied 9/30/13
Charlotte, NC (1)	398,314	99%	N/A	N/A	N/A	N/A
Texas City, TX	352,705	100%	99%	99%	100%	100%
National Harbor, MD	338,786	100%	97%	97%	99%	N/A
Glendale, AZ	331,744	100%	99%	99%	100%	100%
Wisconsin Dells, WI	265,086	100%	100%	97%	100%	100%
Bromont, QC	161,449	81%	81%	81%	84%	93%
Cookstown, ON	155,302	95%	98%	98%	100%	95%
Saint-Sauveur, QC	115,697	100%	100%	100%	100%	100%

(1)	Center opened on July 31, 2014.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Major Tenants (1)

Ten Largest Tenants as of September 30, 2014
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	84	903,879	7.8%
Dress Barn, Inc.	90	518,798	4.5%
Phillips-Van Heusen	91	459,578	4.0%
Nike	36	389,970	3.4%
VF Outlet, Inc.	46	385,092	3.3%
G-III Apparel	68	336,697	2.9%
Ann Taylor	49	334,229	2.9%
Polo Ralph Lauren	30	308,549	2.7%
Adidas	44	302,384	2.6%
Carter's	61	284,949	2.5%
Total of All Listed Above	599	4,224,125	36.6%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Lease Expirations as of September 30, 2014

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Leasing Activity (1)

	3/31/2014	6/30/2014	9/30/2014	12/31/2014	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	75	36	22		133	154
Gross leasable area	272,801	112,392	84,722		469,915	510,355
New initial base rent per square foot	$29.43	$28.84	$32.59		$29.86	$27.63
Prior expiring base rent per square foot	$23.96	$23.92	$25.46		$24.22	$22.83
Percent increase	22.8%	20.6%	28.0%		23.3%	21.0%

New straight line base rent per square foot	$32.14	$32.21	$34.34		$32.55	$30.57
Prior straight line base rent per square foot	$23.66	$23.74	$25.69		$24.04	$22.19
Percent increase	35.9%	35.8%	33.7%		35.4%	37.8%

Renewed Space:
Number of leases	177	32	30		239	306
Gross leasable area	848,238	162,316	119,027		1,129,581	1,456,973
New initial base rent per square foot	$22.21	$20.73	$21.32		$21.90	$22.72
Prior expiring base rent per square foot	$20.11	$19.18	$18.80		$19.84	$20.38
Percent increase	10.5%	8.1%	13.4%		10.4%	11.5%

New straight line base rent per square foot	$23.21	$21.38	$22.24		$22.85	$23.61
Prior straight line base rent per square foot	$19.62	$19.55	$18.65		$19.51	$20.03
Percent increase	18.3%	9.3%	19.3%		17.1%	17.9%

Total Re-tenanted and Renewed Space:
Number of leases	252	68	52		372	460
Gross leasable area	1,121,039	274,708	203,749		1,599,496	1,967,328
New initial base rent per square foot	$23.97	$24.05	$26.01		$24.24	$23.99
Prior expiring base rent per square foot	$21.05	$21.12	$21.57		$21.13	$21.02
Percent increase	13.9%	13.9%	20.6%		14.7%	14.2%

New straight line base rent per square foot	$25.38	$25.81	$27.27		$25.70	$25.42
Prior straight line base rent per square foot	$20.60	$21.27	$21.58		$20.84	$20.59
Percent increase	23.2%	21.3%	26.4%		23.3%	23.4%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Consolidated Balance Sheets (dollars in thousands)

	9/30/2014	6/30/2014	3/31/2014	12/31/2013	9/30/2013
ASSETS
Rental property
Land	$230,415	$230,415	$230,415	$230,415	$230,417
Buildings, improvements and fixtures	2,043,583	2,029,321	2,013,520	2,009,971	2,004,882
Construction in progress	75,000	37,553	20,848	9,433	4,375
	2,348,998	2,297,289	2,264,783	2,249,819	2,239,674
Accumulated depreciation	(708,515)	(691,339)	(671,807)	(654,631)	(636,035)
Total rental property, net	1,640,483	1,605,950	1,592,976	1,595,188	1,603,639
Cash and cash equivalents	10,824	13,240	16,906	15,241	10,482
Investments in unconsolidated joint ventures	249,659	210,131	171,040	140,214	136,922
Deferred lease costs and other intangibles, net	146,642	151,738	157,627	163,581	171,702
Deferred debt origination costs, net	9,794	9,652	10,276	10,818	7,275
Prepaids and other assets	82,715	77,905	81,068	81,414	71,943
Total assets	$2,140,117	$2,068,616	$2,029,893	$2,006,456	$2,001,963
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$794,729	$794,567	$794,407	$794,248	$548,247
Unsecured term loans, net of discounts	267,219	267,180	267,141	267,104	267,065
Mortgages payable, including premiums	247,240	248,336	249,418	250,497	251,533
Unsecured lines of credit	139,800	91,200	46,900	16,200	259,000
Total debt	1,448,988	1,401,283	1,357,866	1,328,049	1,325,845
Construction trade payables	23,216	15,352	13,471	9,776	5,272
Accounts payable and accruals	56,011	39,411	46,401	49,686	48,400
Deferred financing obligation	28,388	28,388	28,388	28,388	28,388
Other liabilities	29,300	30,024	31,942	32,962	33,101
Total liabilities	1,585,903	1,514,458	1,478,068	1,448,861	1,441,006
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	959	959	958	945	945
Paid in capital	801,363	797,286	793,059	788,984	785,515
Accumulated distributions in excess of net income	(276,218)	(276,224)	(272,085)	(265,242)	(262,173)
Accumulated other comprehensive income	(7,382)	(3,265)	(5,515)	(2,428)	1,179
Equity attributable to Tanger Factory Outlet Centers, Inc.	518,722	518,756	516,417	522,259	525,466
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	27,595	27,602	27,606	28,432	28,615
Noncontrolling interest in other consolidated partnerships	7,897	7,800	7,802	6,904	6,876
Total equity	554,214	554,158	551,825	557,595	560,957
Total liabilities and equity	$2,140,117	$2,068,616	$2,029,893	$2,006,456	$2,001,963

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
REVENUES
Base rentals	$69,612	$68,160	$66,976	$68,811	$64,301	$204,748	$184,591
Percentage rentals	2,634	1,915	2,083	4,295	3,084	6,632	6,956
Expense reimbursements	29,463	29,452	31,542	31,110	27,414	90,457	78,544
Other income	3,588	2,749	2,241	3,186	3,104	8,578	7,516
Total revenues	105,297	102,276	102,842	107,402	97,903	310,415	277,607
EXPENSES
Property operating	32,798	33,629	36,027	34,227	29,863	102,454	86,819
General and administrative	11,334	10,761	10,722	9,879	9,754	32,817	29,240
Acquisition costs	—	—	7	240	532	7	963
Abandoned pre-development costs	—	—	1,596	—	—	1,596	—
Depreciation and amortization	25,774	25,197	26,063	27,063	24,223	77,034	68,683
Total expenses	69,906	69,587	74,415	71,409	64,372	213,908	185,705
Operating income	35,391	32,689	28,427	35,993	33,531	96,507	91,902
Interest expense	(13,902)	(14,582)	(14,920)	(13,790)	(12,367)	(43,404)	(37,826)
Casualty gain	329	—	—	—	—	329	—
Gain on previously held interest in acquired joint venture	—	—	—	—	26,002	—	26,002
Income before equity in earnings of unconsolidated joint ventures	21,818	18,107	13,507	22,203	47,166	53,432	80,078
Equity in earnings of unconsolidated joint ventures	2,479	1,788	1,933	933	9,014	6,200	10,107
Net income	24,297	19,895	15,440	23,136	56,180	59,632	90,185
Noncontrolling interests in Operating Partnership	(1,252)	(1,028)	(803)	(1,208)	(2,787)	(3,083)	(4,435)
Noncontrolling interests in other consolidated partnerships	(42)	(17)	(21)	8	(99)	(80)	(129)
Net income attributable to Tanger Factory Outlet Centers, Inc.	23,003	18,850	14,616	21,936	53,294	56,469	85,621
Allocation to participating securities	(481)	(481)	(429)	(230)	(609)	(1,391)	(932)
Net income available to common shareholders	$22,522	$18,369	$14,187	$21,706	$52,685	$55,078	$84,689
Basic earnings per common share
Net income	$0.24	$0.20	$0.15	$0.23	$0.56	$0.59	$0.91
Diluted earnings per common share
Net income	$0.24	$0.20	$0.15	$0.23	$0.56	$0.59	$0.90
Weighted average common shares
Basic	93,834	93,800	93,580	93,408	93,368	93,741	93,278
Diluted	93,902	93,874	93,649	94,354	94,300	93,811	94,210

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	9/30/14	6/30/14	3/31/14	12/31/13	9/30/13	9/30/14	9/30/13
Funds from operations:
Net income	$24,297	$19,895	$15,440	$23,136	$56,180	$59,632	$90,185
Adjusted for -
Depreciation and amortization of real estate assets - consolidated properties	25,425	24,782	25,702	26,717	23,888	75,909	67,798
Depreciation and amortization of real estate assets - unconsolidated joint ventures	3,040	2,403	2,605	2,954	2,861	8,048	9,465
Gain on previously held interest in acquired joint venture	—	—	—	—	(26,002)	—	(26,002)
Funds from operations	52,762	47,080	43,747	52,807	56,927	143,589	141,446
FFO attributable to noncontrolling interests in other consolidated partnerships	(62)	(37)	(40)	(12)	(117)	(139)	(190)
Allocation to participating securities	(1,045)	(949)	(864)	(524)	(614)	(2,858)	(1,501)
Funds from operations available to common shareholders	$51,655	$46,094	$42,843	$52,271	$56,196	$140,592	$139,755
Funds from operations per share	$0.52	$0.47	$0.43	$0.53	$0.57	$1.42	$1.41
Funds available for distribution to common shareholders:
Funds from operations	$51,655	$46,094	$42,843	$52,271	$56,196	$140,592	$139,755
Adjusted for -
Corporate depreciation excluded above	349	415	361	346	335	1,125	885
Amortization of finance costs	547	554	553	399	594	1,654	1,795
Amortization of net debt discount (premium)	(92)	(92)	(89)	(119)	(254)	(273)	(767)
Amortization of share-based compensation	3,813	3,772	3,349	3,012	2,964	10,934	8,363
Straight line rent adjustment	(1,666)	(1,522)	(1,838)	(1,461)	(1,587)	(5,027)	(4,067)
Market rent adjustment	734	845	669	752	235	2,247	389
2nd generation tenant allowances	(2,570)	(2,876)	(3,378)	(5,081)	(4,435)	(8,824)	(11,762)
Capital improvements	(12,701)	(12,341)	(4,209)	(2,187)	(3,404)	(29,251)	(13,021)
Adjustments from unconsolidated joint ventures	(286)	(39)	(218)	47	(4,711)	(543)	(4,960)
Funds available for distribution	$39,783	$34,810	$38,043	$47,979	$45,933	$112,634	$116,610
Funds available for distribution per share	$0.40	$0.35	$0.39	$0.48	$0.46	$1.14	$1.18
Dividends paid per share	$0.240	$0.240	$0.225	$0.225	$0.225	$0.705	$0.660
FFO payout ratio	46%	51%	52%	43%	40%	50%	47%
FAD payout ratio	60%	69%	58%	48%	50%	62%	56%
Diluted weighted average common shs.	99,003	98,989	98,789	99,499	99,178	98,930	99,004

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Unconsolidated Joint Venture Information

The following table details certain information as of September 30, 2014, except for Net Operating Income ("NOI") which is for the nine months ended September 30, 2014, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Charlotte (1)	Charlotte, NC	50.0%	398,314	$40.7	$1.1	$—

Galveston/Houston	Texas City, TX	50.0%	352,705	39.3	3.7	32.5

National Harbor	National Harbor, MD	50.0%	338,786	52.1	3.9	31.0

RioCan Canada (2)	Various	50.0%	432,448	129.4	2.4	8.3

Savannah (3)	Savannah, GA	50.0%	—	59.6	—	1.7

Westgate	Glendale, AZ	58.0%	331,744	44.6	3.5	28.9

Wisconsin Dells	Wisconsin Dells, WI	50.0%	265,086	14.9	1.8	12.1

Other				1.7	—	—

Total				$382.3	$16.4	$114.5

(1)	Center opened on July 31, 2014.

(2)
Includes a 155,302 square foot center in Cookstown, Ontario that was acquired in December of 2011, a 161,449 square foot center in Bromont, Quebec and a 115,697 square foot center in Saint-Sauveur, Quebec, both of which were acquired in November of 2012, as well as investments related to the construction and development of an outlet center in Ottawa, Ontario, which opened on October 17, 2014, an expansion of the outlet center in Cookstown, Ontario, and due diligence costs for additional potential sites in Canada.

(3)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership column, which in this case, states our legal interest in this venture. Our economic interest may fluctuate based on a number of factors,including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Pro Rata Balance Sheet (dollars in thousands) as of September 30, 2014

	Consolidated	Noncontrolling interests	Company	Prorata portion unconsolidated joint ventures	Prorata balance sheet
ASSETS
Rental property
Land	$230,415	$(610)	$229,805	$37,914	$267,719
Buildings, improvements and fixtures	2,043,583	(8,544)	2,035,039	202,460	2,237,499
Construction in progress	75,000	—	75,000	125,555	200,555
	2,348,998	(9,154)	2,339,844	365,929	2,705,773
Accumulated depreciation	(708,515)	1,068	(707,447)	(21,522)	(728,969)
Total rental property, net	1,640,483	(8,086)	1,632,397	344,407	1,976,804
Cash and cash equivalents	10,824	(564)	10,260	18,199	28,459
Investments in unconsolidated joint ventures	249,659	(506)	249,153	(249,153)	—
Deferred lease costs and other intangibles, net	146,642	(742)	145,900	11,782	157,682
Deferred debt origination costs, net	9,794	—	9,794	2,055	11,849
Prepaids and other assets	82,715	3,006	85,721	9,912	95,633
Total assets	$2,140,117	$(6,892)	$2,133,225	$137,202	$2,270,427
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$794,729	$—	$794,729	$—	$794,729
Unsecured term loans, net of discounts	267,219	—	267,219	—	267,219
Mortgages payable, including premiums	247,240	—	247,240	114,527	361,767
Unsecured lines of credit	139,800	—	139,800	—	139,800
Total debt	1,448,988	—	1,448,988	114,527	1,563,515
Construction trade payables	23,216	—	23,216	12,678	35,894
Accounts payable and accruals	56,011	—	56,011	9,997	66,008
Deferred financing obligation	28,388	—	28,388	—	28,388
Other liabilities	29,300	—	29,300	—	29,300
Total liabilities	1,585,903	—	1,585,903	137,202	1,723,105
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	959	—	959	—	959
Paid in capital	801,363	1,005	802,368	—	802,368
Accumulated distributions in excess of net income	(276,218)	—	(276,218)	—	(276,218)
Accumulated other comprehensive income	(7,382)	—	(7,382)	—	(7,382)
Equity attributable to Tanger Factory Outlet Centers, Inc.	518,722	1,005	519,727	—	519,727
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	27,595	—	27,595	—	27,595
Noncontrolling interest in other consolidated partnerships	7,897	(7,897)	—	—	—
Total equity	554,214	(6,892)	547,322	—	547,322
Total liabilities and equity	$2,140,117	$(6,892)	$2,133,225	$137,202	$2,270,427

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Pro Rata Statement of Operations (dollars in thousands) year to date September 30, 2014

	Consolidated	Noncontrolling interests	Company	Prorata portion unconsolidated joint ventures	Prorata statement of operations
REVENUES
Base rentals	$204,748	$(435)	$204,313	$16,659	$220,972
Percentage rentals	6,632	(17)	6,615	873	7,488
Expense reimbursements	90,457	(153)	90,304	9,120	99,424
Other income	8,578	(6)	8,572	488	9,060
Total revenues	310,415	(611)	309,804	27,140	336,944
EXPENSES
Property operating	102,454	(200)	102,254	10,526	112,780
General and administrative	32,817	(5)	32,812	186	32,998
Acquisition costs	7	—	7	—	7
Abandoned pre-development costs	1,596	—	1,596	236	1,832
Depreciation and amortization	77,034	(281)	76,753	7,994	84,747
Total expenses	213,908	(486)	213,422	18,942	232,364
Operating income	96,507	(125)	96,382	8,198	104,580
Interest expense	(43,404)	91	(43,313)	(2,044)	(45,357)
Casualty gain	329	—	329	—	329
Income before equity in earnings of unconsolidated joint ventures	53,432	(34)	53,398	6,154	59,552
Equity in earnings of unconsolidated joint ventures	6,200	(46)	6,154	(6,154)	—
Net income	59,632	(80)	59,552	—	59,552
Noncontrolling interests in Operating Partnership	(3,083)	—	(3,083)	—	(3,083)
Noncontrolling interests in other consolidated partnerships	(80)	80	—	—	—
Net income attributable to Tanger Factory Outlet Centers, Inc.	56,469	—	56,469	—	56,469
Allocation to participating securities	(1,391)	—	(1,391)	—	(1,391)
Net income available to common shareholders	$55,078	$—	$55,078	$—	$55,078

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

External Growth Pipeline Summary As of September 30, 2014

Project/Market	Projected Opening	Approx Size in Sq Ft (000s)	Est Total Net Cost (millions)	Cost to Date (millions)	Tanger Ownership Percentage	Est Total Construction Loan (millions)	Amount Drawn (millions)	Est Future Tanger Capital Requirement (millions)	Projected Stabilized Yield (1)

UNDER CONSTRUCTION:
New Developments -
Kanata, ON (Ottawa)	10/17/14	316	$117.4	$83.6	50%	$—	$—	$16.9	7.0% - 8.0%
Foxwoods, Mashantucket, CT (2)	2Q 2015	314	$118.0	$46.7	67%	$70.3	$—	$—	8.5% - 9.5%
Savannah, GA (2)	2Q 2015	377	$110.1	$55.5	50%	$92.0	$3.4	$—	10.0% - 11.0%
Grand Rapids, MI	3Q 2015	358	$76.8	$11.1	100%	$—	$—	$65.7	TBD
Total New Developments		1,365	$422.3	$196.9		$162.3	$3.4	$82.6	9.2%

Expansions -
Cookstown, ON (N. Toronto)	11/07/14	153	$72.7	$48.3	50%	$—	$—	$12.2	7.0% - 8.0%
Park City, UT	4Q 2014	21	$7.4	$1.9	100%	$—	$—	$5.5	8.5% - 9.5%
Branson, MO	4Q 2014	25	$7.6	$2.7	100%	$—	$—	$4.9	11.0% - 12.0%
Glendale, AZ (Westgate)	4Q 2014	78	$20.6	$5.0	58%	$20.6	$5.0	$—	7.5% - 8.5%
Total Expansions		277	$108.3	$57.9		$20.6	$5.0	$22.6	8.0%
Total Under Construction		1,642	$530.6	$254.8		$182.9	$8.4	$105.2	8.9%

PRE-DEVELOPMENT:
Columbus, OH (3)	1H 2016	350	$90.7	$1.6	50%	$—	$—	$44.6	TBD

(1)
While actual yields for individual projects may vary, the company's current targeted stabilized yield on estimated total net cost for development projects is 9% - 11% in the United States and 7% - 9% in Canada. Weighted average projected stabilized yields for projects under construction are calculated using the midpoint of the projected stabilized yield disclosed for each project, or the midpoint of the company's targeted stabilized yield for projects labeled TBD.

(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership Percentage column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from the gain or losses of asset sales.

(3)
The company and its 50/50 joint venture partner have delayed commencement of construction for Tanger Outlets Columbus in order to secure public financing for the necessary off-site improvements. The partners are currently targeting a mid 2016 opening.

The company's estimates, projections and judgments with respect to projected opening date, approximate size, estimated total net cost, Tanger ownership percentage, estimated total construction loan, estimated future Tanger capital required and projected stabilized yield for new development and expansion projects are subject to adjustment prior to and during the development process. Projected total cost shown net of outparcel sales. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Debt Outstanding Summary (dollars in thousands)

As of September 30, 2014
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$139,800	LIBOR + 1.00%		10/24/2017
2015 Senior unsecured notes	250,000	6.150%	6.150%	11/15/2015
2020 Senior unsecured notes	300,000	6.125%	6.219%	6/1/2020
2023 Senior unsecured notes	250,000	3.875%	4.076%	12/1/2023
Unsecured term loan (2)	250,000	LIBOR + 1.05%		2/23/2019
Unsecured term note	7,500	LIBOR + 1.30%		8/28/2017
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(5,552)
Total unsecured debt	$1,201,748
Secured mortgage debt:
Atlantic City, NJ (including premium of $3,793) (3)	$50,439	5.14% - 7.65%	5.05%	11/15/2021 - 12/15/2026
Deer Park, NY (net of discount of $1,240) (4)	148,760	LIBOR + 1.50%	2.80%	8/30/2018
Hershey, PA (including premium of $548) (3)	29,998	5.17% - 8.00%	3.40%	8/1/2015
Ocean City, MD (including premium of $123) (3)	18,043	5.24%	4.68%	1/6/2016
Total secured mortgage debt	$247,240
Tanger's share of unconsolidated JV debt:
Galveston/Houston (5)	$32,500	LIBOR + 1.50%		7/01/2017
National Harbor (6)	31,000	LIBOR + 1.65%		5/16/2016
RioCan Canada (including premium of $493) (7)	8,309	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Savannah (8)	1,685	LIBOR + 1.65%		5/21/2017
Westgate (9)	28,908	LIBOR + 1.75%		6/27/2015
Wisconsin Dells (10)	12,125	LIBOR + 2.25%		12/17/2022
Total Tanger's share of unconsolidated JV debt	$114,527

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on October 24, 2017 with the option to further extend the maturity for one additional year. Facility fees of 15 basis points annually are charged in arrears based on the full amount of the commitment.

(2)
On July 2, 2014, the credit agreement for the unsecured term loan due February 23, 2019 was amended and restated to change the interest rate from LIBOR + 1.60% to LIBOR + 1.05%, and the prepayment penalty was removed.

(3)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(4)
On August 30, 2013, as part of the acquisition of a controlling interest in Deer Park, we assumed an interest-only mortgage loan that has a 5 year term and carries an interest rate of LIBOR + 1.50%. In October 2013, we entered into interest rate swap agreements that fix the base LIBOR rate at an average of 1.30%, creating a contractual interest rate of 2.80%.

(5)
In July 2013, the joint venture closed on a $70.0 million mortgage loan with a maturity date of July 1, 2017, with the option to extend the maturity for one additional year. As of September 30, 2014, the balance on the loan was $65 million.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

(6)
In May 2013, the joint venture closed on a construction loan with the ability to borrow up to $62.0 million, with a maturity date of May 16, 2016, with the option to extend the maturity date for two additional years. As of September 30, 2014, the balance on the loan was $62.0 million.

(7)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan co-owners in November 2012. The mortgages have a principal balance of $15.6 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

(8)
In May 2014, the joint venture closed on a construction loan with the ability to borrow up to $97.7 million, with a maturity date of May 21, 2017, with two options to extend the maturity date each for one additional year. As of September 30, 2014, the balance on the loan was $3.4 million.

(9)
In May 2014, the joint venture amended and restated the original construction loan from June 2012, with a maturity date of June 27, 2015 and the option to extend the maturity date for two additional years. The amended and restated construction loan provides the joint venture with the ability to borrow up to $62.0 million. As of September 30, 2014, the balance on the loan was $49.8 million.

(10)
In December 2012, the joint venture closed on the refinance of its $24.3 million mortgage loan which had an initial maturity date of December 17, 2012. The refinanced interest-only, non-recourse mortgage loan has a 10 year term.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Future Scheduled Principal Payments (dollars in thousands)

As of September 30, 2014
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2014	$921	$80	$1,001
2015	282,343	29,977	312,320
2016	30,283	31,305	61,588
2017 (1)	150,308	34,508	184,816
2018	153,183	342	153,525
2019	253,369	361	253,730
2020	303,566	5,336	308,902
2021	5,793	—	5,793
2022	4,436	12,125	16,561
2023	254,768	—	254,768
2024 & thereafter	12,346	—	12,346
	$1,451,316	$114,034	$1,565,350
Net Discount on Debt	(2,328)	493	(1,835)
	$1,448,988	$114,527	$1,563,515
Senior Unsecured Notes Financial Covenants (2)

As of September 30, 2014
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	49%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	8%	Yes
Total Unencumbered Assets to Unsecured Debt	>150%	174%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.34	Yes

(1)	Includes balances of $139.8 million outstanding under the company's unsecured lines of credit.

(2)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 9/30/2014